UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2019

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza, 165 Broadway New York, New York	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 588-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events.

This Current Report on Form 8-K discloses certain additional information relating to the proposed acquisition of Investment Technology Group, Inc. (the “Company”) by Virtu Financial, Inc. (“Virtu”).  Subject to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 6, 2018, by and among the Company, Virtu and Impala Merger Sub, Inc., a wholly owned subsidiary of Virtu (“Merger Sub”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving entity.

In connection with the Merger Agreement and the transactions contemplated thereby, a putative class action lawsuit was filed on behalf of Company stockholders in the Supreme Court of the State of New York.  The lawsuit is captioned Levy v. Troise et al., Index No. 616749/2018 (N.Y. Sup. Ct. Dec. 14, 2018) (the “Levy Action”).  In general, the complaint asserts claims against the Company and the Company’s board of directors, alleging, among other things, that the defendants failed to make adequate disclosures in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 14, 2018 relating to the Merger (in its definitive form, the “Proxy Statement”).  The Company believes that the allegations in the complaint are without merit.

Another putative class action lawsuit was filed on behalf of Company stockholders in the United States District Court for the District of Delaware.  The lawsuit is captioned Scarantino v. Investment Technology Group, Inc. et al., Case No. 1:19-cv-00024 (D. Del. Jan. 7, 2018) (the “Scarantino Action”) (collectively with the Levy Action, the “Actions”).  In general, the complaint asserts claims against the Company and the Company’s board of directors, alleging, among other things, that the defendants failed to make adequate disclosures in the Proxy Statement.  The Company believes that the allegations in the complaint are without merit.

The Company has reached an agreement with the respective plaintiffs to resolve the Actions.  In connection with the resolution of the Actions, the Company has agreed to make the following amended and supplemental disclosures (the “Amended and Supplemental Disclosures”) to the Proxy Statement.  The Amended and Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.  Each of the plaintiffs has agreed that, following the filing of this Current Report on Form 8-K, they will dismiss the respective Actions in their entirety, with prejudice as to the named plaintiffs only and without prejudice to all other members of the putative classes.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to avoid the nuisance, potential expense, burden and delay due to continued litigation and to provide additional information to the Company’s stockholders, the Company has agreed to make these Amended and Supplemental Disclosures.  Nothing in the Amended and Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein or in the Proxy Statement.  To the contrary, the Company denies all allegations in the litigation that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES

The Company has agreed to make these supplemental disclosures to the Proxy Statement.  This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety.  Defined terms used but not defined below have the meanings set forth in the Proxy Statement.  All page references in the information below are to pages in the Proxy Statement.  Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures.  The information contained herein speaks only as of January 14, 2019 unless the information indicates another date applies.

1.              The section of the Proxy Statement entitled “Proposal No. 1—The Merger—Unaudited Prospective Financial Information” is hereby supplemented as follows:

The following table is added immediately following the table on page 28 of the Proxy Statement:

Additional Unaudited Prospective Financial Information

(dollars in millions)

	Q4 2018	2019	2020	2021	2022
Unlevered Free Cash Flows	$12	$63	$78	$91	$93

2.              The section of the Proxy Statement entitled “Proposal No. 1—The Merger—Opinion of the Company’s Financial Advisor—Public Trading Multiples” is hereby supplemented as follows:

The first three paragraphs on page 31 of the Proxy Statement are amended and restated in their entirety to read as follows:

Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to the Company.  The companies selected by J.P. Morgan were as follows:

•                  Virtu Financial, Inc.

•                  Euronext N.V.

•                  TMX Group Limited

•                  Bolsas Y Mercados Españoles, Sociedad Holding De Mercados Y Sistemas Financieros, S.A.

These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company.  However, certain of these companies may have characteristics that are materially different from those of the Company.  The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect the Company.

Using publicly available information, J.P. Morgan calculated, for each selected company, the ratio of the company’s stock price to the consensus equity research analyst estimate for the company’s earnings per share (“EPS”) for the years ending December 31, 2019 (the “CY19E P/E”) and December 31, 2020 (the “CY20E P/E”).

The CY19E P/E and CY20E P/E for the companies selected by J.P. Morgan were as follows:

	CY19E P/E	CY20E P/E
Virtu Financial, Inc.	17.3x	15.5x
Virtu Financial, Inc. (prior to news reports of a potential sale of the Company on October 4, 2018)	14.0x	12.9x
Euronext N.V.	15.9x	15.0x
TMX Group Limited	16.9x	15.3x
Bolsas Y Mercados Españoles, Sociedad Holding De Mercados Y Sistemas Financieros, S.A.	15.5x	14.9x

3.              The section of the Proxy Statement entitled “Proposal No. 1—The Merger—Opinion of the Company’s Financial Advisor—Selected Transaction Analysis” is hereby supplemented as follows:

The last paragraph on page 31, including the table immediately following such paragraph, of the Proxy Statement is amended and restated in its entirety to read as follows:

Using publicly available information, J.P. Morgan reviewed selected transactions involving acquired businesses and assets that, for purposes of J.P. Morgan’s analysis, may be considered similar to the Company’s business or assets.

Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of the target company’s firm value to the target company’s EBITDA for the twelve-month period prior to announcement of the applicable transaction (“FV/LTM EBITDA”). The transactions selected by J.P. Morgan for its analysis, and the FV/LTM EBITDA multiple for each transaction, were as follows:

Month/Year Announced	Target	Acquiror	FV/LTM EBITDA
April 2017	KCG Holdings, Inc.	Virtu Financial, Inc.	19.8x
September 2016	Bats Global Markets, Inc.	CBOE Holdings, Inc.	13.7x
March 2016	International Securities Exchange (U.S. Exchange Holdings, Inc.)	Nasdaq, Inc.	12.8x
December 2015	GFI Group Inc.	BGC Partners, Inc.	13.7x
November 2015	ICAP plc Global Broking	Tullett Prebon plc	13.2x
December 2012	NYSE Euronext, Inc.	IntercontinentalExchange Group, Inc.	9.7x

4.              The section of the Proxy Statement entitled “Proposal No. 1—The Merger—Opinion of the Company’s Financial Advisor—Discounted Cash Flow Analysis” is hereby supplemented as follows:

The last full paragraph on page 32 (such paragraph beginning with “J.P. Morgan conducted…”) of the Proxy Statement is amended and restated to read as follows:

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share for the Company common stock.  A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered cash flows generated by the asset and taking into consideration the time value of money with respect to those cash flows by calculating their “present value.”  The “unlevered free cash flows” refers to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs.  Specifically, unlevered free cash flow for this purpose represents EBITDA less taxes, capital expenditures and changes in net working capital, as applicable.  J.P. Morgan treated stock-based compensation as a cash expense in the unlevered free cash flow calculation for purposes of its discounted cash flow analysis, as stock-based compensation was viewed as a true economic expense of the business.  “Present value” refers to the current value of the cash flows generated by the asset, and is obtained by discounting those cash flows back to the present using an appropriate discount rate and applying a discounting convention that assumes that all cash flows were generated at the midpoint of each period.  “Terminal value” refers to the present value of all future cash flows generated by the asset for periods beyond the projections period.

5.              The section of the Proxy Statement entitled “Proposal No. 1—The Merger—Interests of the Company’s Directors and Executive Officers in the Merger” is hereby supplemented as follows:

The fifth paragraph on page 35 of the Proxy Statement is amended and restated in its entirety to read as follows:

For an estimate of the amounts that would become payable to the Company’s named executive officers upon the vesting and settlement of their unvested equity awards, see “—Quantification of Potential Payments to the Company’s Named Executive Officers in Connection with the Merger.”  The Company estimates that the aggregate amount that would become payable to its three executive officers who are not named executive officers in settlement of their unvested equity awards if the effective time of the merger were December 1, 2018, based on a price per share of Company common stock of $30.30, and each such executive experienced a severance-qualifying termination of employment immediately thereafter, would be $3,031,788.  The Company estimates that the aggregate amount that would become payable to its seven non-employee directors in settlement of their unvested equity awards if the effective time of the merger were December 1, 2018, based on a price per share of Company common stock of $30.30, would be $968,903.  Such amounts are set forth in the table below*:

Name	Amount ($)
Non-Employee Directors
Cartwright, Brian	167,226
Cheng, Minder	161,893
Jones, Timothy	107,929
Lilien, R. Jarrett	107,929
Lynch, Kevin	152,470
Shavel, Lee	163,529
Wood, Steven	107,929

* The sum of the individual amounts may not equal the aggregate amount due to rounding.

*        *        *

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Merger between ITG and Virtu.  In connection with the Merger, ITG has filed relevant materials with the SEC, including the Proxy Statement.  INVESTORS AND STOCKHOLDERS OF ITG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and stockholders may obtain copies of documents filed by ITG with the SEC free of charge at the SEC’s website (http://www.sec.gov).  Investors and stockholders may also obtain electronic copies of documents filed by ITG with the SEC by contacting ITG at Investor Relations, Investment Technology Group, Inc., One Liberty Plaza, 165 Broadway, New York, NY 10006, by email at corpcomm@itg.com, or by visiting ITG’s website (http://investor.itg.com).

Participants in Solicitation

ITG and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of ITG common stock in connection with the proposed Merger.  Information about ITG’s directors and executive officers is available in ITG’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2018.  To the extent holdings of such participants in ITG’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2018 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 filed with the SEC.  Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC regarding the proposed Merger.  Investors and stockholders should read these materials carefully before making any investment or voting decisions.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K may contain “forward-looking” statements that reflect management’s expectations for the future.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “trend,” “potential” or “continue” and the negative of these terms and other comparable terminology.  A variety of important factors could cause results to differ materially from such statements.

Factors relating to the Merger include, but are not limited to, the completion of the Merger in a timely manner or at all, obtaining required governmental approvals of the Merger on the terms expected or on the anticipated schedule, the Company’s stockholders failing to approve the Merger, the parties to the Merger Agreement failing to satisfy other conditions to the completion of the Merger, or failing to meet expectations regarding the timing and completion of the Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results, and business generally, risks that the proposed Merger disrupts current operations of the Company and potential difficulties in employee retention as a result of the Merger, risks related to diverting management’s attention from the Company’s ongoing business operations, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the Merger, and the amount of the costs, fees, expenses and other charges related to the Merger.

Certain additional factors are noted throughout ITG’s 2017 Annual Report on Form 10-K, and its Form 10-Qs (as amended, if applicable) and include, but are not limited to, general economic, business, credit, political and financial market conditions, both internationally and domestically, financial market volatility, fluctuations in market trading volumes, effects of inflation, adverse changes or volatility in interest rates, fluctuations in foreign exchange rates, evolving industry regulations and increased regulatory scrutiny, the outcome of contingencies such as legal proceedings or governmental or regulatory investigations and customer or shareholder reaction to, or further proceedings or sanctions based on, such matters, the volatility of the Company’s stock price, changes in tax policy or accounting rules, the ability of the Company to utilize its loss and tax credit carryforwards, the actions of both current and potential new competitors, changes in commission pricing, rapid changes in technology, errors or malfunctions in the Company’s systems or technology, operational risks related to misconduct or errors by the Company’s employees or entities with which it does business, cash flows into or redemptions from equity mutual funds, ability to meet the capital and liquidity requirements of the Company’s securities business and the related clearing of its customers’ trades, customer trading patterns, the success of the Company’s products and service offerings, the Company’s ability to continue to innovate and meet the demands of its customers for new or enhanced products, the Company’s ability to protect its intellectual property, the Company’s ability to execute on strategic initiatives or transactions, the Company’s ability to attract and retain talented employees, and the Company’s ability to pay dividends or repurchase its common stock in the future.

The forward-looking statements included herein represent ITG’s views as of the date of this communication.  ITG undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: January 14, 2019	By:	/s/ Steven R. Vigliotti
Steven R. Vigliotti
Chief Financial Officer and Chief Administrative Officer and Duly Authorized Signatory of Registrant